SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20594

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1923

Date of Report (Date of earliest event reported): November 14, 2002

INDEPENDENCE HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

                Delaware                                         0-10306                                                       58-1407235

(State or Other Jurisdiction of          (Commission file number)                                   (I.R.S. Employer

              Incorporation)                                                                                                      Identification No.)

96 Cummings Point Road

Stamford, Connecticut 06902

(Address of Principal

Executive Offices)

Registrant's telephone number, including area code: (203) 358-8000

INDEPENDENCE HOLDING COMPANY

FORM 8-K

CURRENT REPORT

TABLE OF CONTENTS

                                                                                                                              Page

Item 5. Other Events                                                                                                3

Item 7. Exhibits                                                                                                         3

Signature                                                                                                                   4

Item 5. Other Events.

On November 14, 2002, Independence Holding Company (the "Company") announced the sale of Independence American Holdings Corp. A copy of the Company's press release announcing the sale of its subsidiary is attached hereto as Exhibit 99.1 and is incorporated in this Report as if fully set forth herein.

Item 7. Exhibits

99.1 Press Release, dated November 14, 2002, entitled "Independence Holding Company Reports $4.6 Million Net Gain on Sale of Subsidiary to American Independence Corp."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2002

INDEPENDENCE HOLDING COMPANY

By: /s/ David T. Kettig____________

            David T. Kettig

            Secretary